UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 8, 2008
DATATRAK International, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	000-20699	34-1685364

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6150 Parkland Boulevard, Mayfield Hts., Ohio	44124

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code 440-443-0082
N/A
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
          On May 8, 2008, DATATRAK International, Inc. (the “Company”) issued a press release relating to the Company’s earnings for the three months ended March 31, 2008. A copy of the press release is attached to this report as Exhibit 99.1
          In addition, on May 8, 2008, the Company held an earnings conference call relating to its financial results for the three months ended March 31, 2008. The full transcript of the call is attached hereto as Exhibit 99.2 to this report.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1	Press release dated May 8, 2008

99.2	Transcript of May 8, 2008 earnings conference call

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATATRAK INTERNATIONAL, INC.
Date May 14, 2008
	By	/s/ Raymond J. Merk
Raymond J. Merk
Vice President of Finance, Chief
Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 8, 2008

99.2	Transcript of May 8, 2008 earnings conference call
Certain statements made in this Form 8-K, other SEC filings or written materials or orally made by the Company or its representatives may constitute forward-looking statements that are based on management’s current beliefs, estimates and assumptions concerning the operations, future results and prospects of the Company and the clinical pharmaceutical research industry in general. All statements that address operating performance, events or developments that management anticipates will occur in the future, including statements related to future revenue, profits, expenses, cost reductions, cash management alternatives, restructuring our debt, raising additional funds, income and earnings per share or statements expressing general optimism about future results, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). In addition, words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” variations of such words, and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to the safe harbors created in the Exchange Act. Factors that may cause actual results to differ materially from those in the forward-looking statements include the limited operating history on which the Company’s performance can be evaluated; the ability of the Company to continue to enhance its software products to meet customer and market needs; fluctuations in the Company’s quarterly results; the viability of the Company’s business strategy and its early stage of development; the timing of clinical trial sponsor decisions to conduct new clinical trials or cancel or delay ongoing trials; the Company’s dependence on major customers; government regulation associated with clinical trials and the approval of new drugs; the ability of the Company to compete in the emerging EDC market; losses that potentially could be incurred from breaches of contracts or loss of customer data; the inability to protect intellectual property rights or the infringement upon other’s intellectual property rights; the Company’s success in integrating its recent acquisition’s operations into its own operations and the costs associated with maintaining and developing two product suites; and general economic conditions such as the rate of employment, inflation, interest rates and the condition of capital markets. This list of factors is not all inclusive. In addition, the Company’s success depends on the outcome of various strategic initiatives it has undertaken, all of which are based on assumptions made by the Company concerning trends in the clinical research market and the health care industry. Any forward-looking statement speaks only as of the date on which such statement is made and the Company does not undertake any obligation to update any statements whether as a result of new information, future events or otherwise.
     The information in this Form 8-K and the Exhibit(s) attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.